                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                        North Pittsburgh Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

 IT WILL ASSIST MATERIALLY IN THE PREPARATION FOR THE ANNUAL MEETING IF SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY.
                        NORTH PITTSBURGH SYSTEMS, INC.

                              4008 GIBSONIA ROAD
                       GIBSONIA, PENNSYLVANIA 15044-9311
                          TELEPHONE NO. 412-443-9600
                                 ------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 16, 1997
                                 ------------

  The Annual Meeting of Shareholders of North Pittsburgh Systems, Inc. will be held on Friday, May 16, 1997 at 2:00 p.m., Eastern Daylight Saving Time, at THE SHERATON INN PITTSBURGH NORTH (WARRENDALE), 910 SHERATON DRIVE, MARS, PENNSYLVANIA, for the purpose of considering and acting upon the following matters, as described in the accompanying Proxy Statement:

  1.To elect Directors.

  2.To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on April 8, 1997 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

  You are cordially invited to attend the meeting. If you are unable to do so, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States.

                                     By Order of the Board of Directors
                                     Allen P. Kimble
                                     Secretary

Dated: Gibsonia, PA
   April 18, 1997

                        NORTH PITTSBURGH SYSTEMS, INC.
                              4008 Gibsonia Road
                       Gibsonia, Pennsylvania 15044-9311
                          Telephone No. 412-443-9600
                                 ------------

                                PROXY STATEMENT
                 FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 MAY 16, 1997
                                 ------------

                                    GENERAL

  This Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of North Pittsburgh Systems, Inc. (North Pittsburgh or Company) of Proxies to be used at the Annual Meeting of Shareholders of the Company and any adjournments thereof, to be held at THE SHERATON INN PITTSBURGH NORTH (WARRENDALE), 910 SHERATON DRIVE, MARS, PENNSYLVANIA, on May 16, 1997 at 2:00 p.m., Eastern Daylight Saving Time for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on April 8, 1997 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

  It is anticipated that this Proxy Statement and accompanying proxy card (Proxy) will be mailed to Shareholders for the first time on or about April 18, 1997. Shares represented by a valid Proxy received in time for voting will be voted in accordance with the Shareholder's instructions. If no such instructions are specified, the Proxy will be voted FOR each of the nominees for election as a Director. Shareholders may revoke their proxies at any time before such proxies are exercised by giving notice in writing to Allen P. Kimble, Secretary, North Pittsburgh Systems, Inc., at its principal office, 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044-9311, by execution and submission of a Proxy bearing a later date, or by appearing at the Annual Meeting and giving notice of the revocation in person.

  The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, the Company, if necessary, may use its officers and its regular employees, who will receive no compensation in addition to regular salary or pay, to solicit proxies from Shareholders, either personally, by telephone, facsimile, telegraph or letters. Arrangements will be made by the Company with brokers and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record, and the Company will reimburse these persons for reasonable out-of-pocket expenses incurred.

                                 VOTING RIGHTS

  Only Shareholders of record at the close of business on April 8, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At that date, the Company had outstanding and entitled to vote 15,040,000 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share held in respect to the election of Directors. Three Judges of Election were appointed by the Company's Board of Directors under the authority of the By-Laws of the Company and the Pennsylvania Business Corporation Law to conduct the tabulation of votes in respect to the election of Directors and to report the results thereof. Election as a Director requires a favorable vote of the majority of the total shares represented at the meeting. The total shares represented includes abstentions, withheld votes and broker non-votes.

                                STOCK OWNERSHIP

  As of March 14, 1997, Armstrong Utilities, Inc. (Armstrong), a Pennsylvania corporation, the principal business of which is cable television and all of the stock of which is owned by Armstrong Holdings, Inc., a

Delaware corporation, held of record 935,740 shares or 6.22% of the Company's 15,040,000 shares of outstanding Common Stock. As of that date, no other entity or individual held of record more than 5% of such stock. A Schedule 13D and amendments thereto have been filed with the Securities and Exchange Commission on the joint behalf of (i) Armstrong, (ii) Armstrong Holdings, Inc. (holder of 297,996 shares), (iii) the Sedwick Foundation (holder of 34,638 shares), (iv) the Jud L. Sedwick Family Trust No. 2 (holder of 400 shares) and
(v) Director Jay L. Sedwick and his spouse, Jay L. Sedwick's brother-in-law and his spouse, an unrelated officer of Armstrong and Armstrong Holdings, Inc., and his spouse and certain other persons, both individually and in respect of certain of their capacities as officers of Armstrong and Armstrong Holdings, Inc. The aggregate beneficial ownership at March 14, 1997 of those filing the Schedule 13D, or subject to the reporting requirements thereof, was 1,322,156 shares or 8.79% of the Company's outstanding Common Stock. Each of such persons disclaimed any membership in any "group" as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934 and the reporting persons have indicated that the stock has been acquired for investment.

  The following table sets forth information with respect to all persons known to the Company who could be beneficial owners of more than 5% of the Company's voting securities as of March 14, 1997 including those persons who by virtue of their relationship to Armstrong and Armstrong Holdings, Inc. might be deemed to be beneficial owners of the North Pittsburgh stock held by those corporations:

                                    TABLE I

                       BENEFICIAL OWNERS OF MORE THAN 5%
                       OF OUTSTANDING VOTING SECURITIES

                            (2)                        (3)                (4)
     (1)             OWNER'S NAME AND           AMOUNT AND NATURE       PERCENT
TITLE OF CLASS       BUSINESS ADDRESS             OF OWNERSHIP          OF CLASS
--------------   -------------------------      -----------------       --------
Common Stock     Armstrong Utilities, Inc.     935,740   Direct           6.22%
                 One Armstrong Place
                 Butler, PA 16001
Common Stock     Jay L. Sedwick                  6,000   Direct           0.04%
                 One Armstrong Place         1,286,536   Indirect (1)     8.55%
                 Butler, PA 16001
Common Stock     William C. Stewart              7,500   Direct           0.05%
                 One Armstrong Place         1,273,374   Indirect (2)     8.47%
                 Butler, PA 16001
Common Stock     Kirby J. Campbell              10,600   Direct           0.07%
                 One Armstrong Place         1,268,774   Indirect (3)     8.44%
                 Butler, PA 16001
Common Stock     Dru A. Sedwick                  1,250   Direct           .008%
                 One Armstrong Place         1,233,736   Indirect (4)     8.20%
                 Butler, PA 16001

--------
(1) Jay L. Sedwick, a Director of the Company, is Chairman of the Board, President and Chief Executive Officer of Armstrong and of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, the 34,638 shares held by the Sedwick Foundation, of which Jay L. Sedwick is a Co-Trustee, the 400 shares held by the Jud L. Sedwick Family Trust No. 2, of which Jay
    L. Sedwick is a Co-Trustee, and the 17,762 shares held by Citrus Enterprises, L.P., a Delaware limited partnership which handles diversified investments, of which Jay L. Sedwick is a partner, his indirect beneficial ownership would total 1,286,536 shares.

(2) William C. Stewart, brother-in-law of Jay L. Sedwick, is a Director, Chief Operating Officer, Executive Vice President and Secretary of Armstrong and a Director and Secretary of Armstrong Holdings, Inc. If he
   were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, the 5,000 shares held individually by his wife and the 34,638 shares held by the Sedwick Foundation, of which William C. Stewart is a Co-Trustee, his indirect beneficial ownership would total 1,273,374 shares.

(3) Kirby J. Campbell is a Director, Chief Financial Officer, Executive Vice President and Treasurer of Armstrong and a Director, Executive Vice President and Treasurer of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, the 34,638 shares held by the Sedwick Foundation, of which Kirby J. Campbell is a Co-Trustee, and the 400 shares held by the Jud L. Sedwick Family Trust No. 2, of which Kirby J. Campbell is a Co-Trustee, his indirect beneficial ownership would total 1,268,774 shares.

(4) Dru A. Sedwick, son of Jay L. Sedwick, is a Director and Senior Vice President of Armstrong and of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, his indirect beneficial ownership would total 1,233,736 shares.

  The following table sets forth information with respect to the beneficial ownership as of March 14, 1997 of individual Directors and of all Directors and Officers as a Group:

                                   TABLE II

                       SECURITY OWNERSHIP OF MANAGEMENT

                           (2)                       (3)             (4)
     (1)                 NAME OF              AMOUNT AND NATURE    PERCENT
TITLE OF CLASS       BENEFICIAL OWNER         OF OWNERSHIP (1)     OF CLASS
--------------       ----------------         -----------------    --------
Common Stock    Harry R. Brown                20,728 Direct (2)     0.14%
                                              19,116 Indirect (3)   0.13%
Common Stock    Charles E. Cole               58,416 Direct (4)     0.39%
                                              15,472 Indirect (5)   0.10%
Common Stock    Gerald A. Gorman              16,000 Direct (6)     0.11%
                                               7,000 Indirect (7)   0.05%
Common Stock    Richard R. Kauffman           47,400 Direct         0.32%
                                              17,600 Indirect (8)   0.12%
Common Stock    Frank D. Reese                 9,100 Direct         0.06%
                                               9,100 Indirect (9)   0.06%
Common Stock    Jay L. Sedwick                 6,000 Direct         0.04%
                                           1,286,536 Indirect (10)  8.55%
Common Stock    Charles E. Thomas, Sr.        81,630 Direct         0.54%
                                              25,686 Indirect (11)  0.17%
Common Stock    Charles E. Thomas, Jr.        23,710 Direct (12)    0.16%
                                              21,000 Indirect (13)  0.14%
Common Stock    Barton B. Williams            29,220 Direct (14)    0.19%
 Common Stock   All Directors and Officers   310,624 Direct         2.07%
                as a Group (16 Persons)    1,405,560 Indirect (15)  9.35%

--------
 (1) Included in the shares set forth in the table above are (a) shares beneficially owned by the Director, his wife, minor children, and relatives living in his house, and, includable in such table under rules of the Securities and Exchange Commission and (b) shares which are deemed to be beneficially owned because the Director has voting power or power of disposition with respect to the shares. Share amounts are reported as of March 14, 1997 and percentages of share ownership are calculated based upon 15,040,000 shares of Common Stock outstanding as of that date.

 (2) Of the 20,728 shares directly owned by Harry R. Brown, 1,604 shares are held jointly with his wife.

 (3) The 19,116 shares indirectly owned by Harry R. Brown are held individually by his wife.

 (4) Of the 58,416 shares directly owned by Charles E. Cole, 51,296 shares are held jointly with his wife.

 (5) The 15,472 shares indirectly owned by Charles E. Cole are held individually by his wife.

 (6) Of the 16,000 shares directly owned by Gerald A. Gorman, 9,000 shares are held jointly with his wife.

 (7) The 7,000 shares indirectly owned by Gerald A. Gorman are held individually by his wife.

 (8) The 17,600 shares indirectly owned by Richard R. Kauffman are held by the Samuel J. Kauffman Trust, Under Agreement 3/24/89, of which Richard R. Kauffman is a Co-Executor.

 (9) The 9,100 shares indirectly owned by Frank D. Reese are held individually by his wife.

(10) For information with respect to the 1,286,536 shares indirectly owned by Jay L. Sedwick, please refer to Note 1 to Table I above.

(11) The 25,686 shares indirectly owned by Charles E. Thomas, Sr. are held individually by his wife.

(12) Of the 23,710 shares directly owned by Charles E. Thomas, Jr., 11,800 shares are held jointly with his wife.

(13) The 21,000 shares indirectly owned by Charles E. Thomas, Jr., are held by him under the PA Uniform Transfers to Minors Act as custodian for five children.

(14) The 29,220 shares directly owned by Barton B. Williams are held jointly with his wife.

(15) The 1,405,560 shares indirectly owned by all Directors and Officers as a Group include the 1,286,536 shares indirectly owned by Jay L. Sedwick and described in Note 1 to Table I above.

  No Director, officer or "group" as defined in Rule 13d-5 under the Securities Exchange Act of 1934 is a beneficial owner of more than 5% of the Company's Common Stock by virtue of any voting trust or similar arrangement.

                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                             ELECTION OF DIRECTORS

  The By-Laws provide that North Pittsburgh shall be managed by a Board of Directors of not less than seven (7) nor more than nine (9) members and that the number of Directors to be elected shall be determined by the Board of Directors prior to the Annual Meeting at which such Directors are to be elected. The Board of Directors has established the number of Directors at nine (9) for the coming year.

  The persons named in the following table will be nominated for election as Directors of North Pittsburgh to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected. All nominees are present Directors of North Pittsburgh and were elected at the 1996 Annual Meeting of Shareholders. The number of shares of Common Stock represented by proxy at the 1996 Annual Meeting of Shareholders held May 17, 1996 was 13,925,940 or 92.6% of the 15,040,000 outstanding shares of such stock on that date (adjusted for a 2 for 1 stock split-up effective May 22, 1996).

  It is the intention of the proxies to vote for the election of nine (9) Directors and unless authority to vote for any or all individual nominees is withheld, it is the intention of the proxies to vote for the election of the nominees listed in the following table. If any of the following nominees should become unavailable as a candidate for any reason, which is not anticipated, the Board of Directors in its discretion may designate a substitute nominee, in which event votes will be cast for such substitute nominee pursuant to the accompanying Proxy, or offer a resolution to the meeting to reduce the number to be nominated.

  The information in the table which follows includes as to each such nominee, the nominee's age, the year in which service commenced as a Director of North Pittsburgh, the nominee's current positions and offices held with North Pittsburgh, the nominee's business experience during the past five years and certain other information. Individual shareholdings of each nominee may be found above in Table II, Security Ownership of Management.

                      NOMINEES FOR ELECTION AS DIRECTORS
                        AND INFORMATION CONCERNING THEM

BIOGRAPHICAL SUMMARIES OF NOMINEES/1/

  Unless otherwise specified, "North Pittsburgh" as used below means North Pittsburgh Systems, Inc. since May 31, 1985 and North Pittsburgh Telephone Company, its predecessor, before that date. Positions and experience related only to North Pittsburgh Telephone Company, the Company's principal subsidiary, are also presented.

HARRY R. BROWN                          Director of North Pittsburgh since 1989

Vice President of North Pittsburgh Systems, Inc. and Vice President-- Operations of North Pittsburgh Telephone Company

  Mr. Brown, 60, has been Vice President of North Pittsburgh Systems, Inc. since 1992 and Vice President--Operations of North Pittsburgh Telephone Company since 1987. Mr. Brown also held the following North Pittsburgh positions: Assistant Vice President--Operations from 1986 to 1987, Network Engineering Manager from 1984 to 1986 and Equipment Supervisor from 1975 to 1984.

DR. CHARLES E. COLE                     Director of North Pittsburgh since 1968

Physician--Genesis Medical Associates; Cole-Lechmanick Division

  Dr. Cole, 66, is a physician practicing as Genesis Medical Associates in the Town of McCandless, PA. Prior thereto, practiced with Cole & Huber Medical Associates.

GERALD A. GORMAN                        Director of North Pittsburgh since 1979

President of North Pittsburgh Systems, Inc. and President and General Manager of North Pittsburgh Telephone Company

  Mr. Gorman, 67, has been President since 1994 and was Executive Vice President from 1992 to 1994 of North Pittsburgh Systems, Inc., President since 1993, General Manager since 1992 and was Executive Vice President in 1992 and 1993 of North Pittsburgh Telephone Company, Vice President--Finance from 1972 to 1992, Assistant General Manager from 1986 to 1992, Secretary from 1968 to 1993 and Treasurer from 1968 to 1979.

--------
/1/Unless otherwise indicated, a nominee has had the same principal occupation for the past five years. Only directorships in companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements, are listed. No corporation or organization listed herein is a parent, subsidiary or other affiliate of North Pittsburgh Systems, Inc. or its subsidiaries. There are no arrangements or understandings among any director, North Pittsburgh Systems, Inc. or its subsidiaries or any other person pursuant to which a director was or is to be selected.

RICHARD R. KAUFFMAN                     Director of North Pittsburgh since 1980

Private Investor

  Mr. Kauffman, 55, has been a private investor since March, 1996. He previously served as Executive Vice President and Chief Executive Officer of The National Bank of Coxsackie, Coxsackie, NY from 1991 to 1996, Executive Vice President and Chief Operating Officer of The Sussex Trust Company, Georgetown, DE in 1990 and 1991. Also, Mr. Kauffman served as President and Executive Vice President of Valley National Bank in Freeport, PA during the period 1978 to 1988.

FRANK D. REESE                          Director of North Pittsburgh since 1974

Director of Future Technology and Product Planning of North Pittsburgh Telephone Company

  Mr. Reese, 79, has been Director of Future Technology and Product Planning of North Pittsburgh Telephone Company since May, 1994. Mr. Reese also held the following North Pittsburgh positions: President from 1979 to 1994, Chief Executive Officer from 1992 to 1993, General Manager from 1975 to 1992, Executive Vice President from 1972 to 1979 and Assistant General Manager from 1974 to 1975.

JAY L. SEDWICK                          Director of North Pittsburgh since 1980

Chairman, President and Chief Executive Officer of Armstrong Utilities, Inc.

  Mr. Sedwick, 62, is Chairman, President and Chief Executive Officer in a number of companies comprising the Armstrong Group of Companies (engaged in the business of telephony, cable television, home security and real estate in several states). He has been the Chairman of Armstrong Utilities, Inc. in Butler, PA since 1993 and President and Chief Executive Officer of the same company since 1988. Mr. Sedwick also served in various officer capacities for Armstrong Utilities, Inc. from 1963 to 1988.

CHARLES E. THOMAS, SR.                  Director of North Pittsburgh since 1957

Chairman of Board of Directors of North Pittsburgh

  Mr. Thomas, 83, has been Chairman of the Board of Directors of North Pittsburgh since 1968. Mr. Thomas has also been a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation in 1991 of this firm which is retained as general counsel for North Pittsburgh. Previous thereto, he was a partner in the law firm of Thomas & Thomas from 1977 to 1990. Mr. Thomas is also a director of D & E Communications, Inc., Ephrata, PA.

CHARLES E. THOMAS, JR.                  Director of North Pittsburgh since 1993

Partner of Thomas, Thomas, Armstrong & Niesen

  Mr. Thomas, Jr., 54, son of Charles E. Thomas, Sr., Chairman of the Board, has been a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation of this firm in 1991, concentrating in public utility, securities regulation and corporate law. Previous thereto, he was a partner in the law firm of Thomas & Thomas from 1977 to 1990.

BARTON B. WILLIAMS                      Director of North Pittsburgh since 1986

President of Parks Moving and Storage, Inc.

  Mr. Williams, 55, has been President of Parks Moving and Storage, Inc., Warrendale, PA since 1973.

COMMITTEES AND MEETINGS OF THE BOARD

  The Board of Directors held twelve meetings during 1996. Charles E. Thomas, Sr., Chairman of the Committee, Charles E. Cole, Frank D. Reese and Gerald A. Gorman serve, without compensation, as an Executive Committee of North Pittsburgh Systems, Inc. and subsidiaries with full power of the Board of Directors when the Board is not in session and action is considered necessary and in the best interests of each company. Three Executive Committee meetings were held in 1996. Charles E. Thomas, Sr., Chairman of the Committee, Charles
E. Cole, Richard R. Kauffman, Frank D. Reese, Jay L. Sedwick, Charles E. Thomas, Jr. and Barton B. Williams serve, without compensation, as a Compensation Committee and, in respect to compensation for 1996, held one meeting (see Compensation Committee Report on Executive Compensation). Effective December 20, 1996, the Board of Directors appointed Charles E. Thomas, Jr., Chairman of the Committee, Richard R. Kauffman, Jay L. Sedwick, Barton B. Williams and Allen P. Kimble to serve, without compensation, as a standing Audit Committee. No Audit Committee meetings were held in 1996. The Company does not have a standing nominating committee, but rather acts as a committee of the whole with respect to this function.

                            EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION TABLE. The Summary Compensation Table below shows the total compensation of Gerald A. Gorman, Harry R. Brown and Allen P. Kimble, the only Executive Officers whose compensation exceeded $100,000 during 1996.

                         SUMMARY COMPENSATION TABLE(1)

                                                     (C)
                                                    ANNUAL                   (I)
            (A)                   (B)            COMPENSATION             ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR              SALARY               COMPENSATION
---------------------------       ----           ------------            ------------
Gerald A. Gorman*                 1996             $142,500(2)             $16,738(3)
                                  1995              135,450                 15,891
                                  1994              129,000                 15,065
Harry R. Brown**                  1996             $119,500(2)             $15,932(3)
                                  1995              113,600                 15,126
                                  1994              108,200                 14,337
Allen P. Kimble***                1996             $105,200(2)             $ 3,682
                                  1995               99,960                  3,499
                                  1994               95,200                  3,332

--------
* President since 1994 and Executive Vice President from 1992 to 1994 of North Pittsburgh Systems, Inc.; President since 1993, General Manager since 1992 and Executive Vice President in 1992 and 1993 of North Pittsburgh Telephone Company; Vice President--Finance and Assistant General Manager in 1992, Secretary in 1992 and 1993 of both companies. Mr. Gorman was also a Director of both companies in all three years.

** Vice President of North Pittsburgh Systems, Inc.; Vice President--
   Operations of North Pittsburgh Telephone Company and a Director of both companies in all three years.

*** Vice President, Secretary and Treasurer of both companies.

NOTES TO SUMMARY COMPENSATION TABLE:

(1) The Summary Compensation Table reflects salary (both cash and deferred), Director fees and Company contributions to a defined contribution plan only. No other forms of compensation such as Bonus, Restricted Stock Awards, Stock Appreciation Rights, Options or Long Term Incentive Payments exist.

(2) The Company has a Deferred Compensation Plan (Plan) under which the Chairman of the Board of Directors, the President, any Vice President and the Treasurer of the Company can elect to defer portions of their regular monthly salaries up to a maximum of $5,000 per month. Any individual deferred compensation agreements executed under the Plan expire on the date of retirement or on such other date as may be agreed upon. Distribution of deferred salary amounts begins upon the individual's retirement, termination, death or disability, whichever event occurs first. Under such Deferred Compensation Plan, Mr. Gorman, during 1996, deferred $12,000 of his regular annual salary. The distribution of such deferred amount will begin within thirty (30) days of the earliest of Mr. Gorman's actual retirement date, termination date, date of death or date of permanent disability, whichever first occurs.

(3) Messrs. Gorman and Brown received, in 1996, $11,750 each as compensation as Directors. No amounts were paid for special or committee assignments. In 1996, annual contributions were made to the North Pittsburgh Telephone Company Employees' Savings and Retirement Plan (401-K) for the benefit of Messrs. Gorman, Brown and Kimble in the amounts of $4,988, $4,182 and $3,682, respectively.

  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Directors Charles
E. Thomas, Sr., Charles E. Cole, Richard R. Kauffman, Frank D. Reese, Jay L. Sedwick, Charles E. Thomas, Jr. and Barton B. Williams, acting as a Compensation Committee met on December 1, 1995 for the purpose of determining Officers' Compensation for 1996. They had available for use, as a general basis for consideration, information obtained from executive compensation seminars and salary levels for comparable positions, both nationally and regionally, in other utilities (including telephone companies) and in other general industry segments. Also considered were Officer salary levels existing in 1995, changes in the telephone industry as a whole over the course of the past year, the effect of these changes on the Company and the responsibilities of Officers relating to these changes. In keeping with the Company's practice, the Compensation Committee recommended setting the annual salary compensation for officers at levels which considered the officers' responsibilities, the salary structures of comparable telephone companies, the salary structures of other industries in and around the Pittsburgh area, inflation and merit with this latter factor not being based solely on traditional performance measures which may exist in other industries such as sales, earnings, return on equity, etc. (see Performance Graph), but also on a consideration of one of the basic philosophies of the Company, namely, that Officers are charged with the principal responsibility of providing quality telephone communication services at reasonable prices and, at the same time, enhancing Shareholder values. In the opinion of the Committee, these objectives have been met successfully over the past five or more years. In addition, the responsibilities and performance of each individual Officer were considered in the context of the considerations previously set forth, including a thorough review of the additional duties assigned to certain Officers over the past year. The amounts set forth in the Summary Compensation Table reflect the 1996 salary levels recommended by the Compensation Committee in December, 1995 and approved by the Board of Directors.

COMPENSATION COMMITTEE:

Charles E. Thomas, Sr.--Chairman
Charles E. Cole
Richard R. Kauffman
Frank D. Reese
Jay L. Sedwick
Charles E. Thomas, Jr.
Barton B. Williams

  The following Performance Graph provides Shareholders with a comparison of the total return experienced by the Company in relation to the broad equity market indexes shown thereon.




                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                 AMONG NPSI, NASDAQ INDEX AND S&P TELEPHONE INDEX

Measurement period                                                     S&P
(Fiscal year Covered)        NPSI                NASDAQ              Telephone
---------------------        -----               ------              ---------
Measurement PT - 12/31/91    $100.00             $100.00             $100.00
FYE 12/31/92                 $110.12             $115.45             $109.59
FYE 12/31/93                 $123.83             $132.48             $126.48
FYE 12/31/94                 $152.22             $128.26             $125.00
FYE 12/31/95                 $249.58             $183.77             $188.59
FYE 12/31/96                 $208.09             $351.68             $204.13



  The above Performance Graph provides an indicator of cumulative total shareholder returns over a five-year period for the Company (North Pittsburgh Systems, Inc. (NPSI)) as compared with the National Association of Security Dealers Automated Quotation System (NASDAQ) Composite Index and the Standard and Poor's (S&P) Telephone Index. "Total shareholder returns" assumes the reinvestment of dividends. The Graph also assumes that $100 was invested on December 31, 1991 in NPSI, the S&P Telephone Index and the NASDAQ Index. For example, NPSI's base of $100 at the beginning of the period, on a total return basis, is calculated to be approximately $208 at the end of the five-year period, a gain of approximately 108% over such period.

  RETIREMENT BENEFIT TABLE. The following table illustrates estimated annual benefits (average annual earnings multiplied by a benefit factor of 1.4% multiplied by years of service) payable to Participants at their respective retirement dates under the Company's Retirement Plan, or in the case of Mr. Gorman, under both the Company's Retirement Plan and the Company's non-qualified retirement benefits plan covering deferred compensation as explained in Note (3) to this Table.

                           RETIREMENT BENEFIT TABLE

AVERAGE ANNUAL EARNINGS USED                   YEARS OF SERVICE
   AS BASIS FOR COMPUTING         -----------------------------------------------------------
    RETIREMENT BENEFITS             10              20              30              40
    -------------------           -------         -------         -------         -------
          $100,000                $14,000         $28,000         $42,000         $56,000
           110,000                 15,400          30,800          46,200          61,600
           120,000                 16,800          33,600          50,400          67,200
           130,000                 18,200          36,400          54,600          72,800
           140,000                 19,600          39,200          58,800          78,400
           150,000                 21,000          42,000          63,000          84,000
           160,000                 22,400          44,800          67,200          89,600

--------
NOTES TO RETIREMENT BENEFIT TABLE:

(1) The compensation amounts paid to Mr. Gorman, Mr. Brown and Mr. Kimble for 1996 of $142,500, $119,500 and $105,200, respectively, as shown in the
    Annual Compensation-Salary column of the Summary Compensation Table, are covered under the Company's Retirement Plan and/or the Company's non-qualified retirement benefits plan. Mr. Gorman, Mr. Brown and Mr. Kimble as of December 31, 1996 had accumulated 30.84, 36.28 and 20.65 years of credited service, respectively, under the Retirement Plan.

(2) Benefits listed in the Table are not subject to any deductions for Social Security or other offset amounts.

(3) The Company's Retirement Plan (Retirement Plan) provides retirement benefits to all full-time employees, age 21 and over, generally based on average basic monthly compensation, excluding overtime earnings or other amounts earned, during the highest sixty (60) months of employment. The amount of contribution or accrual applicable to an individual in respect to this defined benefit plan cannot be calculated readily. However, the aggregate cash contribution required for the Retirement Plan year ended October 31, 1996 was equal to 8.3% of the total covered remuneration of all Participants in the Retirement Plan. Although deferrals of regular salary amounts under the Company's Deferred Compensation Plan are not considered as being covered remuneration in the Retirement Plan, the Company's position in respect to an officer's fixed annual salary set by its Board of Directors is that the entire amount of such salary, deferred or not, should be included in the remuneration base used to calculate retirement benefits. Accordingly, in addition to the Retirement Plan, the Company adopted a non-qualified retirement benefit plan under which retirement benefits will be calculated on any amounts of regular salary that have been deferred under the Company's Deferred Compensation Plan. The non-qualified retirement plan is designed so that an officer who has deferred part of his regular fixed salary will receive exactly the same total retirement benefits that he would have received if no deferments of monthly salary had been made. As shown in Note (2) to the Summary Compensation Table, Mr. Gorman has elected to defer part of his regular salary. The normal retirement date under the Retirement Plan is the first day of the month following a Participant's 65th birthday; however, employment after a normal retirement date is includable in benefit calculations. Mr. Gorman had 29.7 years of credited service on his normal retirement date.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Under the Company's By-Laws, the Board of Directors has the authority to appoint a firm of accountants to conduct an annual examination of the financial status, property and affairs of the Company. In accordance with such authority, KPMG Peat Marwick LLP, which has audited the financial statements of the Company annually since 1952, has been appointed by the Board of Directors to provide audit and tax services for the year ending December 31, 1997. As a consequence, no recommendations will be made at the 1997 Annual Meeting in respect to accountants and this matter will not be submitted for a vote at the meeting.

  A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement, if he/she so desires, and will be available to respond to appropriate questions by Shareholders.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended for presentation at the 1998 Annual Meeting must be received at the office of the Secretary, North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, PA 15044-9311 not later than December 19, 1997 in order to be eligible to be included in the Company's Proxy Statement for that meeting. It is recommended that Shareholder proposals be sent to the Company by Certified Mail, Return-Receipt Requested.

                                 OTHER MATTERS

  The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any other business shall properly come before the meeting, votes may be cast pursuant to the proxies solicited hereby in respect to such other business in accordance with the best judgment of the person or persons acting under the proxies.

  Accompanying this Proxy solicitation material is a copy of the Company's Annual Report for the year 1996, which includes the following audited financial statements: Consolidated Balance Sheets as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, Consolidated Statements of Earnings, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows. The Annual Report is submitted for the general information of the Company's Shareholders and is not intended to induce, or for use in connection with, any sale or purchase of securities of the Company, nor should it be regarded as Proxy soliciting material or as a communication by means of which any solicitation is made.

                                     By Order of the Board of Directors
                                     Allen P. Kimble
                                     Secretary


Dated: April 18, 1997

                        NORTH PITTSBURGH SYSTEMS, INC.
                              4008 GIBSONIA ROAD
                            GIBSONIA, PA 15044-9311

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Gerald A. Gorman, Allen P. Kimble and Charles E. Cole, and/or any one or more of them, each with the power to appoint his substitute, as proxies of the undersigned and authorizes them to represent and to vote, as designated below, all shares of Common Stock of North Pittsburgh Systems, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 16, 1997 and at any adjournments thereof.

1. ELECTION OF DIRECTORS [_] FOR all nominees listed below:
                                           [_] WITHHOLD AUTHORITY to vote for
                                            all nominees listed below:

 Harry R. Brown, Charles E. Cole, Gerald A. Gorman, Richard R. Kauffman, Frank
                           D. Reese, Jay L. Sedwick,
      Charles E. Thomas, Sr., Charles E. Thomas, Jr., Barton B. Williams

 (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space below)
  -------------------------------------------------------------------------

                  (Continued and to be signed on other side)

  The Proxies may vote in their discretion on any other business as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES IN THE ELECTION OF DIRECTORS.

  Please sign exactly as name appears below. If stock is held in joint names, both must sign. When signing as attorney, executor administrator, custodian, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           Dated: ......................, 1997
                                           PLEASE MARK, SIGN, DATE AND RETURN
                                           THE PROXY CARD PROMPTLY USING THE
                                           ENCLOSED ENVELOPE.

                                              ................................
                                                                    (Signature)

                                              ................................
                                                    (Signature if held jointly)